As filed with the Securities and Exchange Commission on January 23, 2017

Registration No. 333-215534

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

US FOODS HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	5140	26-0347906
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

9399 W. Higgins Road, Suite 500

Rosemont, IL 60018

(847) 720-8000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Luis Avila, Esq.

Interim General Counsel and Chief Compliance Officer

US Foods Holding Corp.

9399 W. Higgins Road, Suite 500

Rosemont, IL 60018

(847) 720-8000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Kevin T. Collins, Esq. William L. Tolbert, Jr., Esq. Jason M. Casella, Esq. Jenner & Block LLP 919 Third Avenue New York, NY 10022 Telephone: (212) 891-1600	Steven J. Slutzky, Esq. Debevoise & Plimpton LLP 919 Third Avenue New York, NY 10022 Telephone: (212) 909-6000	Joseph H. Kaufman, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Telephone: (212) 455-2000

Approximate date of commencement of the proposed sale of the securities to the public: As soon as practicable after the Registration Statement is declared effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title Of Each Class Of Securities To Be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, par value $0.01 per share	34,500,000(1)	$26.06(2)	$899,070,000(1)(2)	$104,203(3)

(1)	Includes 4,500,000 shares of common stock subject to the underwriters’ option to purchase additional shares of common stock. See “Underwriting (Conflicts of Interest).”
(2)	Estimated solely for the purpose of determining the amount of the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, as amended. The proposed maximum offering price per share and proposed maximum aggregate offering price are based on the average high and low prices of the Registrant’s common stock on January 19, 2017 as reported on the New York Stock Exchange.
(3)	The Registrant paid $104,043 of the registration fee with respect to $897,690,000 of the proposed maximum offering price in connection with the filing of amendment no. 1 to this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-215534) of US Foods Holding Corp. is being filed solely for the purpose of updating Item 13 of Part II (Other Expenses of Issuance and Distribution) and filing Exhibit 1.1 to the Registration Statement with the Securities and Exchange Commission. Other than the update to Item 13 of Part II and the addition of Exhibit 1.1 and corresponding change to the exhibit index and signature page, the remainder of Amendment No. 1 to the Registration Statement is unchanged. Accordingly, the preliminary prospectus that forms a part of Amendment No. 1 and Items 14, 15, and 17 are not reproduced in this Amendment No. 2. This Amendment No. 2 speaks as of the original filing date of Amendment No. 1 and does not reflect events occurring after the filing date of Amendment No. 1, or modify or update the disclosures therein in any way other than as required to reflect the amendment set forth below.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The following table sets forth the expenses payable by the Registrant expected to be incurred in connection with the issuance and distribution of common stock being registered hereby (other than underwriting discounts and commissions). All of such expenses are estimates, except for the Securities and Exchange Commission (the “SEC”) registration fee and the Financial Industry Regulatory Authority Inc. (“FINRA”) filing fee.

SEC registration fee	$104,203
FINRA filing fee	$135,361
Printing fees and expenses	$200,000
Legal fees and expenses	$675,000
Blue sky fees and expenses	$5,000
Accounting fees and expenses	$500,000
Miscellaneous expenses	$15,000

Total	$1,634,564

ITEM 16.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) Exhibits. See the Exhibit Index immediately following the signature page hereto, which is incorporated by reference as if fully set forth herein.

(b) Financial Statement Schedules. All schedules are omitted because the required information is either not present, not present in material amounts or presented within the consolidated financial statements included in the prospectus and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rosemont, Illinois, on the 23rd day of January, 2017.

US FOODS HOLDING CORP.

By:	/s/ Fareed Khan
Name: Fareed Khan
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on the 23rd day of January, 2017.

Signature	Title

* Pietro Satriano	President, Chief Executive Officer and Director (Principal Executive Officer)

* Fareed Khan	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* John C. Compton	Chairman of the Board of Directors

* Court D. Carruthers	Director

* Kenneth A. Giuriceo	Director

* John A. Lederer	Director

* Vishal Patel	Director

* Richard J. Schnall	Director

* Nathaniel H. Taylor	Director

* David M. Tehle	Director

*BY:	/s/ Fareed Khan
Fareed Khan
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Form of Underwriting Agreement.

3.1	Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-37786) filed with the SEC on June 1, 2016.

3.2	Amended and Restated Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K (File No. 001-37786) filed with the SEC on June 1, 2016.

4.1	Indenture, dated as of June 27, 2016, among US Foods, Inc., the Subsidiary Guarantors from time to time parties thereto and Wilmington Trust, National Association, incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-37786) filed with the SEC on June 28, 2016.

4.2	First Supplemental Indenture, dated as of June 27, 2016, among US Foods, Inc., the Subsidiary Guarantors under the Indenture and Wilmington Trust, National Association, incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 001-37786) filed with the SEC on June 28, 2016.

4.3	Form of 5.875% Senior Note due 2024, incorporated herein by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 001-37786) filed with the SEC on June 28, 2016 (included in Exhibit 4.1 thereto).

5.1#	Opinion of Jenner & Block LLP.

10.1	Amended and Restated Stockholders Agreement, incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-37786) filed with the SEC on June 1, 2016.

10.2§	Form of Management Stockholder’s Agreement between US Foods Holding Corp. and the management stockholders parties thereto, incorporated herein by reference to Exhibit 10.2 to Amendment No. 5 to the Company’s Registration Statement on Form S-1 (File No. 333-209442) filed with the SEC on May 20, 2016.

10.3§	Form of Amendment No. 1 to the Management Stockholder’s Agreement, dated as of June 1, 2016, between US Foods Holding Corp. and the management stockholders parties thereto, incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-37786) filed with the SEC on June 1, 2016.

10.4	Form of Indemnification Agreement between the Registrant and its directors, incorporated herein by reference to Exhibit 10.4 to Amendment No. 5 to the Company’s Registration Statement on Form S-1 (File No. 333-209442) filed with the SEC on May 20, 2016.

10.5	Amended and Restated Registration Rights Agreement, incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-37786) filed with the SEC on June 1, 2016.

10.6§	Letter Agreement, dated as of November 23, 2009, amending and restating Original Consulting Agreement among US Foods, Inc. (f/k/a U.S. Foodservice, Inc.) and Kohlberg Kravis Roberts & Co. L.P., incorporated herein by reference to Exhibit 10.2 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

Exhibit No.	Description

10.7§	Letter Agreement, dated as of November 23, 2009, amending and restating Original Consulting Agreement among US Foods, Inc. (f/k/a U.S. Foodservice, Inc.) and Clayton, Dubilier & Rice, LLC (successor in interest to Clayton, Dubilier & Rice, Inc.), incorporated herein by reference to Exhibit 10.3 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.8	Amended and Restated Indemnification Agreement, dated as of November 23, 2009, by and among USF Holding Corp., US Foods, Inc. (f/k/a U.S. Foodservice, Inc.), KKR 2006 Fund, L.P., KKR PEI Investments, L.P., KKR Partners III L.P., OPERF Co-Investment LLC, and Kohlberg Kravis Roberts & Co. L.P., incorporated herein by reference to Exhibit 10.4 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.9	Amended and Restated Indemnification Agreement, dated as of November 23, 2009, by and among USF Holding Corp., US Foods, Inc. (f/k/a U.S. Foodservice, Inc.), Clayton, Dubilier & Rice Fund VII, L.P., Clayton, Dubilier & Rice Fund VII (Co-Investment), L.P., CD&R Parallel Fund VII, L.P., CDR USF Co-Investor No. 2, L.P., Clayton, Dubilier & Rice, Inc., Clayton, Dubilier & Rice, LLC and Clayton, Dubilier & Rice Holdings, L.P., incorporated herein by reference to Exhibit 10.5 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.10	Indemnification Priority and Information Sharing Agreement, dated as of April 15, 2010, among the funds managed by Clayton, Dubilier & Rice, LLC, set forth on Annex 1, Clayton, Dubilier & Rice Holdings, L.P., Clayton, Dubilier & Rice, Inc. and US Foods, Inc. (f/k/a U.S. Foodservice, Inc.), incorporated herein by reference to Exhibit 10.6 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.11	Indemnification Priority and Information Sharing Agreement, dated as of April 15, 2010, among the funds managed by Kohlberg Kravis Roberts & Co. L.P. and US Foods, Inc. (f/k/a U.S. Foodservice Inc.), incorporated herein by reference to Exhibit 10.7 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.12§	Form of Management Stockholder’s Agreement, incorporated herein by reference to Exhibit 10.8 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.13	Form of Sale Participation Agreement, incorporated herein by reference to Exhibit 10.9 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.14§	Form of Subscription Agreement, incorporated herein by reference to Exhibit 10.10 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.15§	Annual Incentive Plan of US Foods, Inc. (f/k/a U.S. Foodservice, Inc.), incorporated herein by reference to Exhibit 10.11 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed March 15, 2013.

10.16§	2007 Stock Incentive Plan of US Foods, Inc. (f/k/a U.S. Foodservice, Inc.), incorporated herein by reference to Exhibit 10.12 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.17§	Form of Stock Option Agreement, incorporated herein by reference to Exhibit 10.13 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed March 15, 2013.

Exhibit No.	Description

10.18§	Form of 2012 Restricted Stock Unit Agreement, incorporated herein by reference to Exhibit 10.14 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed March 15, 2013.

10.19§	Form of Restricted Stock Award Agreement, incorporated herein by reference to Exhibit 10.15 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed March 15, 2013.

10.20§	2013 Annual Incentive Plan of US Foods, Inc., incorporated herein by reference to Exhibit 10.16 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed March 15, 2013.

10.21§	Severance Agreement, dated September 21, 2010, by and between US Foods, Inc. (f/k/a U.S. Foodservice Inc.) and John A. Lederer, incorporated herein by reference to Exhibit 10.17 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.22§	Severance Agreement, dated August 10, 2009, by and between and between US Foods, Inc. (f/k/a U.S. Foodservice Inc.) and Stuart Schuette, incorporated herein by reference to Exhibit 10.19 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.23.1§	Severance Agreement, dated April 1, 2011, by and between and between US Foods, Inc. (f/k/a U.S. Foodservice Inc.) and Pietro Satriano, incorporated herein by reference to Exhibit 10.20 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.23.2§	Second Amendment to Severance Agreement, effective July 13, 2015 by and between US Foods, Inc. and Pietro Satriano, incorporated herein by reference to Exhibit 10.57 to the Quarterly Report on Form 10-Q (File No. 333-185732) of US Foods, Inc. filed August 11, 2015.

10.24	Amendment No. 5 to the ABL Credit Agreement (Amended and Restated Senior ABL Facility), dated as of October 20, 2015, among US Foods, Inc. as the Parent Borrower, the several Lenders from time to time party thereto, CitiBank, N.A. as successor Administrative Agent and an Issuing Lender, and Citicorp North America, Inc., as resigning Administrative Agent and Collateral Agent, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 333-185732) of US Foods, Inc. filed October 26, 2015.

10.25.1	ABL Guarantee and Collateral Agreement, dated as of July 3, 2007, made by US Foods, Inc. (f/k/a U.S. Foodservice, Inc.), as the Parent Borrower and the several Subsidiary Borrowers signatory thereto, in favor of Citicorp North America, Inc., as Administrative Agent and as ABL Collateral Agent, incorporated herein by reference to Exhibit 10.27 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.25.2	Credit Agreement (2011 Term Facility), dated May 11, 2011, among US Foods, Inc. (f/k/a/ U.S. Foodservice, Inc.), as the Borrower, the several Lenders from time to time party thereto, and Citicorp North America, Inc., as Administrative Agent and Collateral Agent, incorporated herein by reference to Exhibit 10.28 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.25.3	First Amendment, dated as of June 7, 2013, to the 2011 Term Facility, among US Foods, Inc., as the Borrower, the other Loan Parties thereto, Citicorp North America, Inc., as administrative agent and collateral agent and the Lenders and other financial institutions party thereto, incorporated by reference to Exhibit 10.28.2 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-189142) of US Foods, Inc. filed July 12, 2013.

Exhibit No.	Description

10.25.4	Second Amendment to the Credit Agreement, dated as of June 27, 2016, among US Foods, Inc., as the Borrower, Citicorp North America, Inc. and the Lenders and other financial institutions party thereto, incorporated by reference to Exhibit 4.4 of the Current Report on Form 8-K (File No. 001-37786) filed with the SEC on June 28, 2016.

10.26	Guarantee and Collateral Agreement, dated as of May 11, 2011, among U.S. Foods, Inc. (f/k/a/ U.S. Foodservice, Inc.), as Borrower and certain of its Subsidiaries in favor of Citicorp North America, Inc., as Administrative Agent and as Term Collateral Agent, incorporated herein by reference to Exhibit 10.29 to the Registration Statement on Form S-4 (File No. 333-185732) of US Foods, Inc. filed December 28, 2012.

10.27§	2007 Stock Incentive Plan for Key Employees of USF Holdings Corp. as amended, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 333-185732) of US Foods, Inc. filed May 31, 2013.

10.28§	Form of Management Stockholder’s Agreement, incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 333-185732) of US Foods, Inc. filed May 31, 2013.

10.29§	Form of Sale Participation Agreement, incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K (File No. 333-185732) of US Foods, Inc. filed May 31, 2013.

10.30§	Form of Stock Option Agreement, incorporated herein by reference to Exhibit 10.4 to the Current Report on Form 8-K (File No. 333-185732) of US Foods, Inc. filed May 31, 2013.

10.31§	Form of Restricted Stock Unit Agreement, incorporated herein by reference to Exhibit 10.5 to the Current Report on Form 8-K (File No. 333-185732) of US Foods, Inc. filed May 31, 2013.

10.32§	Form of Restricted Stock Award Agreement, incorporated herein by reference to Exhibit 10.6 to the Current Report on Form 8-K (File No. 333-185732) of US Foods, Inc. filed May 31, 2013.

10.33§	Offer letter, dated August 15, 2013, by and between Fareed A. Khan and US Foods, Inc., incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q (File No. 333-185732) of US Foods, Inc. filed November 7, 2013.

10.34§	Restricted Stock Unit Agreement, dated as of October 1, 2013, by and between John A. Lederer and US Foods, Inc., incorporated herein by reference to Exhibit 10.37 to the Annual Report on Form 10-K (File No. 333-185732) of US Foods, Inc. filed March 20, 2014.

10.35§	Severance Agreement, dated September 26, 2013 by and between US Foods, Inc. and Fareed A. Khan, incorporated herein by reference to Exhibit 10.38 to the Annual Report on Form 10-K (File No. 333-185732) of US Foods, Inc. filed March 20, 2014.

10.36§	Severance Agreement, dated April 5, 2013, by and between US Foods, Inc. and Mark Scharbo, incorporated herein by reference to Exhibit 10.39 to the Annual Report on Form 10-K (File No. 333-185732) of US Foods, Inc. filed March 20, 2014.

10.37§	Form of Amendment to Severance Agreement, December 20, 2013 by and between US Foods, Inc. and each of Fareed A. Khan, Pietro Satriano, Keith D. Rohland, Stuart S. Schuette and Mark Scharbo, incorporated herein by reference to Exhibit 10.40 to the Annual Report on Form 10-K (File No. 333-185732) of US Foods, Inc. filed March 20, 2014.

10.38§	Retention Award Agreement, dated February 24, 2014 by and between US Foods, Inc. and Fareed Khan, incorporated herein by reference to Exhibit 10.43 to the Quarterly Report on Form 10-Q (File No. 333-185732) of US Foods, Inc. filed May 12, 2014.

Exhibit No.	Description

10.39§	Retention Award Agreement, dated February 24, 2014 by and between US Foods, Inc. and Pietro Satriano, incorporated herein by reference to Exhibit 10.47 to the Quarterly Report on Form 10-Q (File No. 333-185732) of US Foods, Inc. filed May 12, 2014.

10.40§	Retention Award Agreement, dated February 24, 2014 by and between US Foods, Inc. and Mark W. Scharbo, incorporated herein by reference to Exhibit 10.49 to the Quarterly Report on Form 10-Q (File No. 333-185732) of US Foods, Inc. filed May 12, 2014.

10.41§	Restricted Stock Unit Agreement, dated as of December 10, 2014, by and between John A. Lederer and US Foods, Inc., incorporated herein by reference to Exhibit 10.51 to the Annual Report on Form 10-K (File No. 333-185732) of US Foods, Inc. filed on March 20, 2015.

10.42§	Form 2015 Retention Award Agreement, dated March 19, 2015 by and between US Foods, Inc. and each of Fareed Khan, Pietro Satriano, Stuart S. Schuette and Keith Rohland, incorporated herein by reference to Exhibit 10.52 to the Quarterly Report on Form 10-Q (File No. 333-185732) of US Foods, Inc. filed May 11, 2015.

10.43§	Offer Letter, dated July 13, 2015, by and between Pietro Satriano and US Foods, Inc., incorporated herein by reference to Exhibit 10.56 to the Quarterly Report on Form 10-Q (File No. 333-185732) of US Foods, Inc. filed August 11, 2015.

10.44§	Non-Solicitation and Non-Disclosure Agreement, dated July 21, 2015, by and between US Foods, Inc. and Pietro Satriano, incorporated herein by reference to Exhibit 10.58 to the Quarterly Report on Form 10-Q (File No. 333-185732) of US Foods, Inc. filed August 11, 2015.

10.45§	2016 US Foods Holding Corp. Omnibus Incentive Plan, including forms of award agreements, incorporated herein by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K (File No. 001-37786) filed with the SEC on June 1, 2016.

10.46	Termination Agreement, dated as of June 1, 2016, among US Foods Holding Corp., US Foods, Inc. and the CD&R entities signatory thereto, incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-37786) filed with the SEC on June 1, 2016.

10.47	Termination Agreement, dated as of June 1, 2016, among US Foods Holding Corp., US Foods, Inc. and the KKR entities signatory thereto, incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 001-37786) filed with the SEC on June 1, 2016.

10.48§	US Foods Holding Corp. Amended and Restated Employee Stock Purchase Plan, incorporated herein by reference to Exhibit 10.54 to the Company’s Quarterly Report on Form 10-Q (File No. 001-37786) filed with the SEC on November 8, 2016.

10.49§	Letter agreement, executed August 1, 2016, by and between US Foods, Inc. and Stuart Schuette, incorporated herein by reference to Exhibit 10.53 to the Company’s Quarterly Report on Form 10-Q (File No. 001-37786) filed with the SEC on August 9, 2016.

10.50§	Omnibus Amendment to Outstanding Stock Option Agreements, incorporated herein by reference to Exhibit 10.55 to the Company’s Quarterly Report on Form 10-Q (File No. 001-37786) filed with the SEC on November 8, 2016.

10.51§#	Severance Agreement, dated May 26, 2011, by and between US Foods, Inc. and Keith D. Rohland.

10.52§	Second Amendment to Severance Agreement, dated July 13, 2015, by and between Pietro Satriano and US Foods, Inc., incorporated herein by reference to Exhibit 10.57 to the Quarterly Report on Form 10-Q (File No. 333-185732) of US Foods, Inc. filed August 11, 2015.

Exhibit No.	Description

21.1#	Subsidiaries of the Registrant.

23.1#	Consent of Deloitte & Touche LLP.

23.2#	Consent of Jenner & Block LLP (included as part of Exhibit 5.1).

23.3#	Consent of Technomic, Inc.

23.4#	Consent of Datassential, Inc.

24.1#	Power of Attorney (included on signature pages to this Registration Statement).

101#	Interactive Data file.

*	Filed herewith.
§	Identifies exhibits that consist of a management contract or compensatory plan or arrangement.
#	Previously filed.